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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): August 31, 1998

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V

                              Bank of America, FSB
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             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

                                  UNITED STATES
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   333-3525-01
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                            (COMMISSION FILE NUMBER)

                                   94-1687665
                                   91-0221850
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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)

                              555 CALIFORNIA STREET
                             SAN FRANCISCO, CA 94104
                                 (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)


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Item 5.      Other Events

             (a)  Monthly Report

The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

             Exhibit No.      Description

             20               Monthly Statements mailed to Certificate
                              Holders pursuant to the Pooling and Servicing Agreement by and between Bank of America National Trust and Savings Association avd Bank of America, FSB, acting through its division, BankAmerica Housing Services, contract seller and servicer, and The First National Bank of Chicago, as Trustee, dated as of June 1, 1998 (a copy of which agreement was filed by the registrant with the Commission on July 7, 1998 as an exhibit to a report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              BANK OF AMERICA, FSB

                              BY:  /s/  JOHN WHEELER
                                  -------------------------------
                                        John W. Wheeler*
                              Dated:    September 23, 1998
                                        San Diego, California

* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.